Exhibit 10.1

First Amendment to the Syndicated Facility Agreement

Date	2024

Parties

Administrative Agent	GLOBAL LOAN AGENCY SERVICES AUSTRALIA PTY LTD ABN 68 608 829 303

Australian Security Trustee	GLOBAL LOAN AGENCY SERVICES AUSTRALIA NOMINEES PTY LTD ABN 39 608 945 008

Holdings	CORONADO GLOBAL RESOURCES INC., a Delaware corporation

Subsidiary Obligors	The entities listed in Schedule 1

Recitals	A.	The parties are party to the Principal Document. The Australian Security Trustee and each Obligor are party to the Australian GSD.

	B.	The parties have agreed to amend the Principal Document and the Australian GSD on the terms set out in this document.

It is agreed as follows.

1.	Definitions and interpretation

1.1	Terms defined in the Principal Document

A term which is defined in the Amended Principal Document has the same meaning when used in this document, unless it is expressly defined in this document or the context requires otherwise.

1.2	Definitions

The following definitions apply unless the context requires otherwise.

Amended Principal Document means the Principal Document in the form as to be amended by this document.

Amendment Document means:

(a)	the Australian Amendment Documents; and

(b)	the US Amendment Documents.

Amendment Effective Date means the date on which the conditions in clause 6 are satisfied.

Australian Amendment Documents means each of the following:

(a)	this document;

(b)	the subordination deed dated on or around the date of this document between, among others, Wilmington Trust, National Association, as trustee and priority lien collateral trustee, the Administrative Agent, the Australian Security Trustee and each of the Obligors;

(c)	the deed entitled “Deed of Termination and Release” dated on or about the date of this document between the Administrative Agent, the Australian Security Trustee, Wilmington Trust, National Association, as trustee and priority lien collateral trustee, Holdings and others;

(d)	the first amendment to the deposit account control deed dated 3 August 2023 between, among others, Coronado Finance Pty Ltd, the Australian Security Trustee, Wilmington Trust, National Association, as priority lien collateral trustee and The Hongkong and Shanghai Banking Corporation, Sydney Branch, dated on or around the date of this document;

(e)	the first amendment to the deposit account control deed dated 3 August 2023 between, among others, Coronado Finance Pty Ltd, the Australian Security Trustee, Wilmington Trust, National Association, as priority lien collateral trustee and Bank of China Limited, Sydney Branch, dated on or around the date of this document;

(f)	the first amendment to the deposit account control deed dated 3 August 2023 between, among others, Coronado Finance Pty Ltd, the Australian Security Trustee, Wilmington Trust, National Association, as priority lien collateral trustee and DBS Bank Limited, Australia Branch, dated on or around the date of this document

(g)	the second amendment to the deposit account control deed dated 14 June 2022 (as amended pursuant to the first amendment deed dated 3 August 2023) between, among others, Coronado Finance Pty Ltd, the Australian Security Trustee, Wilmington Trust, National Association, as priority lien collateral trustee and Westpac Banking Corporation, dated on or around the date of this document

(h)	the deposit account control deed on or about the date of this document between, among others, Coronado Finance Pty Ltd, the Australian Security Trustee, Wilmington Trust, National Association, as priority lien collateral trustee and HSBC Bank Australia Limited.

Australian GSD means the general security deed dated 3 August 2023 between the Obligors and the Australian Security Trustee.

Confirmation Notice means a notice in the form attached at schedule 2.

Deed of Release (Australia) means the deed so named dated on or about the date of this document, executed by Wilmington Trust, National Association.

Existing Senior Secured Notes means the 10.750% senior secured notes due 2026 issued by the Australian Borrower pursuant to the indenture dated 12 May 2021.

New Note Document means:

(a)	the New Senior Secured Notes Indenture;

(b)	the general security deed granted on or about the date of this document between each Obligor and Wilmington Trust, National Association, as priority lien collateral trustee;

(c)	the mining tenement mortgage dated on or about the date of this document granted by an Obligor over its interest in the Australian Mining Tenements (as defined in the Amended Principal Document);

(d)	each real property mortgage dated on or about the date of this document granted by an Obligor to Wilmington Trust, National Association, as priority lien collateral trustee, over its interests in leasehold property in Australia;

(e)	each real property mortgage dated on or about the date of this document granted by an Obligor to Wilmington Trust, National Association, as priority lien collateral trustee, over its interests in freehold property in Australia;

(f)	the Pledge and Security Agreement, dated on or about the date of this document, between each Obligor and Wilmington Trust, National Association, as priority lien collateral trustee; and

(g)	the Deed of Release (Australia).

New Senior Secured Notes means 9.250% senior notes due 2029 issued by the Australian Borrower pursuant to the New Senior Secured Notes Indenture.

New Senior Secured Notes Indenture means that certain Indenture, dated as of the New Senior Secured Notes Issue Date, among Coronado Finance Pty Ltd as issuer, Holdings, certain Subsidiaries of Holdings, as guarantors, and Wilmington Trust, National Association, as trustee (as amended, restated, supplemented or otherwise modified from time to time) and any supplemental indenture or additional indenture to be entered into with respect to the New Senior Secured Notes.

New Senior Secured Notes Issue Date means the date specified as such in the Confirmation Notice.

Obligors means Holdings and each Subsidiary Obligor.

Principal Document means the Syndicated Facility Agreement dated 8 May 2023 between, among others, Holdings, Coronado Australia Holdings Pty Ltd, Coronado Finance Pty Ltd, Coronado Curragh Pty Ltd, the guarantors named therein, the Administrative Agent, Global Loan Agency Services Australia Nominees Pty Ltd and the lenders named therein.

Satisfaction and Discharge has the meaning given to it in the Deed of Release (Australia) dated on or about the date of this document.

US Amendment Documents means each of the following:

(a)	the “additional joinder agreement” to the ABL Intercreditor Agreement dated on or around the date of this document, executed by Wilmington Trust, National Association, as trustee and priority lien collateral trustee and countersigned by Holdings;

(b)	the second amendment to the ABL Intercreditor Agreement dated on or around the date of this document between, among others, Holdings, the Administrative Agent, the Australian Security Trustee and Wilmington Trust, National Association, as trustee and priority lien collateral trustee;

(c)	the joinder agreement in respect of the Stanwell Intercreditor Agreement dated on or around the date of this document between, among others, Wilmington Trust, National Association, as trustee and priority lien collateral trustee, Stanwell Corporation Limited, Coronado Australia Holdings Pty Ltd, the Administrative Agent and the Australian Security Trustee;

(d)	the designation notice in respect of the Stanwell Intercreditor Agreement dated on or around the date of this document, executed by Holdings;

(e)	the second amended and restated deposit account control agreement dated on or about the date of this document between, among others, Coronado Coal Corporation, the Australian Security Trustee and Citibank N.A..

1.3	Interpretation

Section 1.02 of the Principal Document apply to this document as if all references to “this Agreement” in section are references to this document.

2.	Capacity of Administrative Agent

(a)	The Administrative Agent enters into this document as Administrative Agent and performs the transactions contemplated by it in its own right and as agent for the Lenders under the Principal Document.

(b)	The Administrative Agent confirms that the Lenders have authorised it to enter into this document (in its own capacity and on behalf of the Lenders) in accordance with section 11.01 of the Principal Document and that its liability is limited to the extent set out in the Principal Document.

3.	Limitation of liability – Australian Security Trustee

Clause 3.14 of the Australian Security Trust Deed is incorporated in this document as if set out in full in this document with all necessary changes.

4.	Amendments

4.1	Amendments to the Principal Document

On and from the Amendment Effective Date, the following amendments are made to the Principal Document:

(a)	In section 1.01, the following new definitions are inserted alphabetically:

“Confirmation Notice” means a notice in the form set out in schedule 2 of the First Amendment to the Syndicated Facility Agreement, duly executed by Holdings.

“First Amendment to the Syndicated Facility Agreement” means the deed so named between Holdings, the Administrative Agent, the Collateral Agent and the Subsidiary Obligors named therein dated 2 October 2024.

“New Senior Secured Notes” means 9.250% senior notes due 2029 issued by the Australian Borrower pursuant to the New Senior Secured Notes Indenture;

“New Senior Secured Notes Indenture” means that certain Indenture, dated as of the New Senior Secured Notes Issue Date, among Coronado Finance Pty Ltd as issuer, Holdings, certain Subsidiaries of Holdings, as guarantors, and Wilmington Trust, National Association, as trustee (as amended, restated, supplemented or otherwise modified from time to time) and any supplemental indenture or additional indenture to be entered into with respect to the Senior Secured Notes.

“New Senior Secured Notes Issue Date” means the date notified as the “New Senior Secured Notes Issue Date” in the Confirmation Notice.

(b)	In section 1.01, the definition of “Notes Collateral Trust Agreement” is deleted and replaced with the below definition:

“Notes Collateral Trust Agreement” means:

(a)	up to the New Senior Secured Notes Issue Date, a collateral trust agreement dated 12 May 2021, by and among the Australian Borrower, the Note Guarantors, the Notes Priority Lien Collateral Trustee and the Notes Junior Lien Collateral Trustee; and

(b)	on and from the New Senior Secured Notes Issue Date, a collateral trust agreement dated on or about the date of the New Senior Secured Notes Issue Date, by and among the Australian Borrower, the Note Guarantors and the Notes Priority Lien Collateral Trustee.”

(c)	In section 1.01, the definition of “Senior Secured Notes” is deleted and replaced with the below definition:

““Senior Secured Notes” means:

(a)	up to the New Senior Secured Notes Issue Date, the 10.750% senior secured notes due 2026 issued by the Australian Borrower pursuant to the Senior Secured Notes Indenture; and

(b)	on and from the New Senior Secured Notes Issue Date, the New Senior Secured Notes.”

(d)	In section 1.01, the definition of “Senior Secured Notes Indenture” is deleted and replaced with the below definition:

““Senior Secured Notes Indenture” means:

(a)	up to the New Senior Secured Notes Issue Date, that certain Indenture, dated as of May 12, 2021, among Coronado Australia Holdings Pty Ltd as issuer, Holdings, certain Subsidiaries of Holdings, as guarantors, and Wilmington Trust, National Association, as trustee (as amended, restated, supplemented or otherwise modified from time to time) and any supplemental indenture or additional indenture to be entered into with respect to the Senior Secured Notes; and

(b)	on and from the New Senior Secured Notes Issue Date, the New Senior Secured Notes Indenture.”

(e)	In section 1.01, paragraph (a) of the definition of “Notes Priority Lien Debt” is amended by inserting the underlined words set out below:

“(a)	up to the New Senior Secured Notes Issue Date, the Senior Secured Notes issued on 12 May 2021 and the related Guarantees; on and from the New Senior Secured Notes Issue Date, the Senior Secured Notes issued on the New Senior Secured Notes Issue Date; and any other Funded Debt (excluding any ABL Debt and any Notes Junior Lien Debt) that is secured by a Notes Priority Lien and that is permitted to be incurred and permitted to be so secured hereunder; provided, that, in the case of Funded Debt referred to in this clause (a):”

(f)	Section 7.01(g)(ii) is amended by inserting the underlined words set out below:

“(ii)	so long as such Liens are subject to the Stanwell Intercreditor Agreement and the ABL Intercreditor Agreement, (A) Indebtedness in respect of the Senior Secured Notes issued on either (x) if the New Senior Secured Notes Issue Date has not occurred, 12 May 2021; or (y) if the New Senior Secured Notes Issue Date has occurred, that New Senior Secured Notes Issue Date (and any Refinancing Indebtedness in respect thereof) and (B) Indebtedness permitted to be incurred pursuant to Section 7.02(c)(ii).”

(g)	Section 6.16(e) is amended by inserting the underlined words set out below:

“For so long as the Senior Secured Notes (including, for the avoidance of doubt, any New Senior Secured Notes) remain outstanding, the members of the Loan Party Group will be the same as those entities which are “guarantors” and security providers (howsoever described) under the Senior Secured Notes Documents, provided that:

(i)	this clause of itself does not require a Secured Party to release an existing Loan Party; and

(ii)	upon all of the Senior Secured Notes (including all New Senior Secured Notes) being redeemed, the test provided for in paragraph 6.16(a)(i) and 6.16(a)(ii) shall be the sole test to determine the composition of the Loan Party Group.”

4.2	Amendments to the Australian GSD

On and from the Amendment Effective Date, the following amendments are made to the Australian GSD:

(a)	in clause 1.1, the definition of “Featherweight Collateral” is amended by inserting the underlined words and deleting the ~~struck-through words~~, as set out below:

“Featherweight Collateral means all of ~~CFPL’s~~ each Australian Grantor’s present and after-acquired property, other than the Collateral. It includes anything in respect of which ~~CFPL~~ an Australian Grantor has at any time a sufficient right, interest or power to grant a Security, other than the Collateral.”

4.3	Issue of Confirmation Notice

Holdings undertakes to issue a completed Confirmation Notice, duly signed and dated, to the Agent immediately upon the issue of the New Senior Secured Notes (and in any event on the same day that such notes are issued).

4.4	Remaining provisions unaffected

(a)	This document is intended only to vary the Principal Document and the Australian GSD and not to terminate, discharge, rescind or replace any of them.

(b)	Except as specifically amended by this document, the provisions of the Principal Document and the Australian GSD remain in full force and effect.

(c)	The amendments to:

(i)	the Principal Document in clause 4.1; and

(ii)	the Australian GSD, in clause 4.2,

do not affect the validity or enforceability of the Principal Document, the Australian GSD or any other Loan Document.

(d)	Nothing in this document:

(i)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Principal Document, the Australian GSD or any other Loan Document before the Amendment Effective Date; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under the Principal Document, the Australian GSD or any other Loan Document before the Amendment Effective Date.

(e)	On and with effect from the Amendment Effective Date, each party is bound by the Principal Document and (except in the case of the Administrative Agent) the Australian GSD, as amended by this document.

5.	Amendment to Security Agreement

The Administrative Agent and the Lenders have authorized the Australian Security Trustee (in its own capacity and on behalf of the Beneficiaries (as defined in the Australian Security Trust Deed)) to enter into the “First Amendment to Pledge and Security Agreement” in respect of the Security Agreement, a copy of which is attached hereto as Exhibit A, in accordance with Section 11.01 of the Principal Document.

6.	Conditions

(a)	The Amendment Effective Date will occur when the Agent (acting on the instructions of all Lenders) confirms in writing that it has received the following in form and substance satisfactory to it:

(i)	each of the Amendment Documents, executed by each party;

(ii)	a legal opinion in form and substance satisfactory to the Lenders from Australian counsel to the Agent and US counsel to the Obligors, regarding the Australian Amendment Documents and the US Amendment Documents.

(iii)	A verification certificate given by two directors of each Subsidiary Obligor incorporated in Australia, and annexing:

(A)	extracts of resolutions of directors of each Subsidiary Obligor incorporated in Australia; and

(B)	certified copies of each New Note Document, duly executed.

7.	Representations and Warranties

7.1	Affirmation of representations and warranties

Each Obligor represents and warrants that, as at the date of this document and, subject to the amendments in clause 4.1 taking effect, and the Amendment Effective Date:

(a)	all its representations and warranties in the Principal Document or Amended Principal Document or Australian GSD (as applicable) are true as though they had been made at that date in respect of the facts and circumstances then subsisting; and

(b)	part of the proceeds of the issue of the New Senior Secured Notes will be applied in redemption in full of the Existing Senior Secured Notes within 2 Business Days of the New Senior Secured Notes Issue Date; and

(c)	no Event of Default is continuing or will result from the amendments in clause 4.1 or clause 4.2 taking effect.

7.2	Reliance

The Lender has relied on the representations and warranties set out in this clause 7 in entering into this document.

8.	Undertakings

Holdings undertakes to:

(a)	apply part of the proceeds of the issue of the New Senior Secured Notes to redeem the Existing Senior Secured Notes in full; and

(b)	procure that the Satisfaction and Discharge occurs,

in each case within 2 Business Days of the New Senior Secured Notes Issue Date.

9.	Affirmations

9.1	Affirmation of Security

Each Obligor acknowledges and agrees that each Guarantee and each Security and Lien granted by it in favour of each Lender, the Australian Security Trustee and the Administrative Agent under a Loan Document remains in full force and effect and continues to secure that Obligor’s obligations and liabilities under the relevant Loan Documents (as amended by this document).

9.2	Affirmation of Guarantee

Each Obligor acknowledges and agrees that each Obligor is and remains jointly and severally liable for the whole of the Secured Money (as that term is defined in the Australian Security Trust Deed) (including all amounts made or to be made available to a Borrower under the Principal Document as amended by this document) under the Guarantee given by it.

10.	Notices

Any notice, demand, consent, waiver, approval or other communication given or made under or in connection with this document must be given or made, and will be effective and taken to be received, in accordance with section 11.03 of the Principal Document.

11.	General

11.1	Loan Document

This document is a Loan Document for the purposes of the Principal Document.

11.2	Assignment

A party may not assign, encumber, declare a trust over or otherwise deal with its rights or obligations under this document, or attempt or purport to do so, without the prior written consent of each other party.

11.3	Further assurances

Each party must promptly do, and procure that its employees and agents promptly do, all things necessary, including executing agreements and documents, to give full effect to this document and the transactions contemplated by it.

11.4	Severability

Any provision of this document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this document nor affect the validity or enforceability of that provision in any other jurisdiction.

11.5	Entire agreement

This document contains the entire agreement between the parties with respect to its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

11.6	Governing law

This document is governed by the laws of Queensland, Australia. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of that place, and any court that may hear appeals from any of those courts, for any proceedings in connection with this document.

11.7	Counterparts

This document may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

11.8	Electronic signature and exchange

Without limitation, the parties:

(a)	consent to each other party executing this document by any method of electronic signature that other party uses (at that other party’s discretion), including signing on an electronic device or by digital signature; and

(b)	agree that their communication of an offer or acceptance of this document, including exchanging counterparts, may be by any electronic method that evidences that party’s execution of this document.

Schedule 1 – Subsidiary Obligors

Guarantor	Jurisdiction
Coronado Global Resources Inc.	Delaware
Coronado Finance Pty Ltd	Australia
Coronado Coal Corporation	Delaware
CORONADO II LLC	Delaware
CORONADO COAL II LLC	Delaware
CORONADO COAL LLC	Delaware
Mon Valley Minerals LLC	Delaware
Midland Trail Resources, LLC	West Virginia
Greenbrier Minerals, LLC	Delaware
Greenbrier Smokeless Coal Mining, L.L.C.	Delaware
Matoaka Land Company, LLC	Delaware
POWHATAN MID-VOL COAL SALES, L.L.C.	Delaware
JEP Mining, LLC	Delaware
CORONADO IV LLC	Delaware
BUCHANAN MINERALS, LLC	Delaware
Buchanan Mining Company LLC	Delaware
CORONADO VA, LLC	Delaware
Coronado Australia Holdings Pty Ltd	Australia
Coronado Curragh LLC	Delaware
Coronado Curragh Pty Ltd	Australia
Curragh Coal Sales Co Pty Ltd	Australia
Curragh Queensland Mining Pty Ltd	Australia

Schedule 2 – Form of Confirmation Notice

CONFIRMATION NOTICE

_________ 2024

Global Loan Agency Services Australia Pty Ltd (ABN 68 608 829 303)

as Administrative Agent under the
Credit Agreement referred to below

Level 4, 88 Phillip Street

Sydney NSW 2000

Attention: Transaction Management Group (Coronado)

Re:          Confirmation Notice (this “Notice”) of Coronado Global Resources Inc., a Delaware corporation (“Holdings”), Coronado Australia Holdings Pty Ltd (ACN 623 524 989), an Australian proprietary limited company (“Australian Parent”), and Coronado Finance Pty Ltd (ACN 628 668 235) and Coronado Curragh Pty Ltd (ACN 009 362 565), each an Australian proprietary limited company (each an “Australian Borrower” and, together the “Borrowers”),

Reference is made to the Syndicated Facility Agreement, dated as of 8 May 2023 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrowers, the Guarantors party thereto, each lender from time to time party thereto, Global Loan Agency Services Australia Pty Ltd (ABN 68 608 829 303) as administrative agent (the “Administrative Agent”), Global Loan Agency Services Australia Nominees Pty Ltd (ABN 39 608 945 008) as collateral agent (“Collateral Agent"), and The Hongkong and Shanghai Banking Corporation Limited, Sydney branch (ABN 65 117 925 970) and DBS Bank Limited, Australia branch (ARBN 46 601 105 373) as L/C Issuers, as amended by the First Amendment to the Syndicated Facility Agreement dated 2 October 2024 between Holdings (as Borrower Representative on behalf of the Borrowers), the Administrative Agent, the Guarantors and the Collateral Agent (the “First Amendment”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as amended by the First Amendment).

For the purposes of clause 4.3 of the First Amendment, Holdings, as Borrower Representative, on behalf of the Borrowers, hereby gives you notice that the New Senior Secured Notes Issue Date is 2 October 2024.

The undersigned, being a Responsible Officer, hereby certifies, in his/her capacity as a Responsible Officer and not in his/her individual capacity, that the following statements are true and correct on the date hereof and will be true and correct on the Funding Date:

(a)	part of the proceeds of the issue of the New Senior Secured Notes (as defined in the First Amendment) will be applied in redemption in full of the Existing Senior Secured Notes (as defined in the First Amendment) within 2 Business Days of the New Senior Secured Notes Issue Date; and

(b)	no Default or Event of Default under the Credit Agreement (as amended by the First Amendment) has occurred or is continuing, including as a result of the issue of the New Senior Secured Notes, or will occur as a result of the application of part of the proceeds thereof in redemption of the Existing Senior Secured Notes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed and delivered by a duly authorized officer as of the date first written above

CORONADO GLOBAL RESOURCES INC.

By:

Name: Susan Casey
Title: Secretary

Signing page

Executed as a deed.

Administrative Agent

SIGNED, SEALED AND DELIVERED by

Mathew O’Donohue

as attorney for GLOBAL LOAN AGENCY SERVICES AUSTRALIA PTY LTD ABN 68 608 829 303 under power of attorney dated 2 February 2022 in the presence of:

/s/ Peter Ip

Signature of witness

Peter Ip

Name of witness (block letters)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mathew O’Donohue By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[First Amendment Deed to the Syndicated Facility Agreement]

Australian Security Trustee

SIGNED, SEALED AND DELIVERED by

Mathew O’Donohue

as attorney for GLOBAL LOAN AGENCY SERVICES AUSTRALIA NOMINEES PTY LTD ABN 39 608 945 008 under power of attorney dated 2 February 2022 in the presence of:

/s/ Peter Ip

Signature of witness

Peter Ip

Name of witness (block letters)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mathew O’Donohue By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[First Amendment Deed to the Syndicated Facility Agreement]

Original Obligors

EXECUTED by each of:

Coronado Australia Holdings Pty Ltd
aCn 623 524 989

Coronado Curragh Pty Ltd
ACN 009 362 565

Curragh Queensland Mining Pty Ltd
ACN 095 450 418

Curragh Coal Sales Co. Pty. Ltd.
aCn 010 459 220

in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:

/s/ Douglas Thompson

/s/ Susan Casey

Signature of director	Signature of company secretary

Douglas Thompson	Susan Casey

Name of director	Name of company secretary

EXECUTED by Coronado Finance Pty Ltd ACN 628 668 235 in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors: /s/ Douglas Thompson	/s/ Susan Casey

Signature of director	Signature of company secretary

Douglas Thompson	Susan Casey

Name of director	Name of company secretary

[First Amendment Deed to the Syndicated Facility Agreement]

Original Obligors

Signed, sealed and delivered by each of:

Coronado Global Resources Inc.

Coronado Curragh LLC

Coronado Coal Corporation

Coronado Coal LLC

Coronado II LLC

Coronado IV LLC

Powhatan Mid-Vol Coal Sales, L.L.C.

Matoaka Land Company, LLC

Greenbrier Smokeless Coal Mining, L.L.C.

Coronado Coal II LLC

Buchanan Mining Company LLC

Coronado VA, LLC

Greenbrier Minerals, LLC

Midland Trail Resources LLC

Buchanan Minerals, LLC

JEP Mining, LLC

Mon Valley Minerals LLC

in the presence of:

/s/ Kerry-Lee Doyle

/s/ Susan Casey

Signature of witness	Signature of authorised signatory

Kerry-Lee Doyle	Susan Casey

Name of witness (print)	Name of authorised signatory

[First Amendment Deed to the Syndicated Facility Agreement]